Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Bright Rock Mid Cap Fund
Bright Rock Large Cap Fund (together, the “Funds”)
Each, a series of Trust for Professional Managers

Supplement dated October 23, 2026
to the Prospectus dated June 28, 2026

This supplement makes the following amendments to disclosures in the Funds’ Prospectus dated June 28, 2026.

Effective as of November 20, 2026, the address of the Funds’ investment adviser, Bright Rock Capital Management, LLC (“Adviser”), is:

Bright Rock Capital Management, LLC
1 Technology Place
Rockland, MA 02370

All references to the Adviser’s former address (2036 Washington Street, Hanover, MA 02339) in the Prospectus are hereby replaced with the Adviser’s new address as listed above.

This Supplement should be retained with your Prospectus for future reference.